UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2012

TRIG ACQUISITION 1, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54070	27-3120288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

641 Lexington Avenue, Suite 1526
New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 521-4406

300 South Pine Island Road
Suite 305
Plantation, Florida 33324

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry Into a Material Definitive Agreement

Acquisition Agreement

On April 3, 2012, Trig Acquisition 1, Inc. (the “Company”) entered into a definitive memorandum of understanding (“MOU”) with Grilled Cheese, Inc. (“Grilled Cheese”), a privately held California corporation. Both the Company and Grilled Cheese agreed to negotiate, in good faith, and enter into a definitive merger.  Pursuant to the terms of the MOU, the Company will acquire Grilled Cheese (the “Acquisition”) upon the successful completion by the Company of a financing of at least $2,000,000 (the “Financing”).  Among other conditions to the merger are the completion of due diligence, certified audits by a Public Company Accounting Board certified auditor, and the purchase by Grilled Cheese of the minority shareholder’s shares in Grilled Cheese.

Cohen Advisory Agreement

On June 15, 2012, the Company entered into an advisory agreement (the “Cohen Advisor Agreement”) with Richard M. Cohen Consultants, Inc. (the “Advisor”).  The parties agreed that from June 15, 2012 until June 14, 2013, the Advisor would perform advisory and consulting services for the Company. The Company will pay the Advisor $120,000, consisting of: (i) $60,000 of shares of the Company’s Common Stock to based on the per share price of the common stock sold in the Financing, and (ii) $60,000 of cash to be paid in monthly payments of $5,000 throughout the terms of the agreement. The agreement can be terminated by the Company for cause, as defined in agreement.

The foregoing description of the terms of the Cohen Advisor Agreement are qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1 to this Report which is incorporated by reference herein.

Bridge Financing

On July 9, 2012, the Company completed a private offering (the “Offering”) of convertible promissory notes (the “Notes”) for an aggregate principal amount of $512,500 to seventeen (17) purchasers (the “Purchasers”). The Notes were sold pursuant to note purchase agreements, entered into between the Company and each Purchaser, dated as of the initial issuance date of the Note (the “Note Purchase Agreement”). The Notes have a maturity date of April 8, 2013 (the “Maturity Date”) and bear interest at twelve percent (12%) per annum, payable on the last day of every fiscal quarter commencing June 30, 2012 and continuing through the Maturity Date. If prior to the Maturity Date, the Company completes the proposed Financing and Acquisition, as described in the Note Purchase Agreement, then the Notes will be automatically converted into shares of the Company’s common stock, par value $0.001 (the “Common Stock”) at a price equal to a third of the price per share of the Common Stock sold in the Financing. The Company does not have a prepayment right on the Notes.

The foregoing descriptions of the terms of the Notes and the Note Purchase Agreement are qualified in their entirety by reference to the provisions of the agreement filed as Exhibit 4.1 and Exhibit 10.2, respectively, to this Report which is incorporated by reference herein

Repurchase of Common Stock

From June 2012 until July 2012, the Company entered into repurchase agreements (the “Repurchase Agreements”) with three shareholders (the “Sellers”) to repurchase an aggregate of 400,000 shares of its Common Stock (the “Repurchase”). Pursuant to the terms of the Repurchase Agreements, the Sellers entered into Note Purchase Agreements to purchase an aggregate principal amount of $200,000 of the Notes, as described above, in exchange for the sale of their shares of the Company’s Common Stock back to the Company.

The foregoing description of the terms of the Repurchase Agreement is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.3 to this Report which is incorporated by reference herein.

TRIG Capital Advisory Agreement

On July 16, 2012, the Company entered into an advisory agreement (the “TRIG Capital Advisory Agreement”) with TRIG Capital Group, LLC (“TRIG Capital”). Pursuant to the TRIG Capital Advisory Agreement, TRIG Capital will provide the Company with foreign and domestic marketing services, management advice and support regarding operations, administrative services, and assist with business development as required by the Company.  In addition, TRIG Capital will assist management in establishing its franchising operations and assisting in the sale of these franchises.  Under the TRIG Capital Advisory Agreement, Trig Capital may engage third parties reasonably acceptable to the Company to assist in its efforts to satisfy the terms of the agreement, but TRIG Capital shall be liable for any such payments made to third parties engaged by Trig Capital.

As compensation for such services, the Company granted TRIG Capital a warrant to purchase 1,800,000 shares of Common Stock of the Company.  The terms of the warrant are discussed more fully in the section titled TRIG Warrant below.  In addition to the warrant, the Company will pay TRIG Capital a cash bonus of ten (10) percent of the purchase price of any franchises that TRIG Capital may sell on behalf of the Company after the Acquisition for a period of five (5) years.

The foregoing description of the terms of the TRIG Capital Advisory Agreement are qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.4 to this Report which is incorporated by reference herein.

TRIG Warrant

On July 16, 2012, the Company issued warrants (the “Trig Warrant”) to Trig Capital in a private placement, to purchase an aggregate of 1,800,000 shares of the Company’s common stock as compensation for an advisory agreement between the Company and Trig Capital. The Trig Warrant is exercisable until July 16, 2017, with an exercise price of $2.00 per share, or may be exercised on a cashless basis. The exercise price is subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances.

The foregoing description of the terms of the Trig Warrant are qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 4.2 to this Report which is incorporated by reference herein.

Trilogy IR Agreement

On July 16, 2012 the Company entered into an investor relations agreement (the “Investor Relations Agreement”) with Trilogy Capital Partners, Inc. (“Trilogy”). The parties agreed to a twelve month contract, whereby Trilogy would provide the Company with the services to develop and implement a proactive financial communications program designed to increase the investor awareness of the Company in the investment community.

In addition, Trilogy will assist the Company in preparing and disseminating investor relations documents, materials, and Company presentations, including press releases, online communications, and the Company’s website.

The Company will pay Trilogy $10,000 per month for these services. In addition, the Company paid Trilogy $25,000 as an engagement fee. Additionally, the Company will pay Trilogy $80,000 upon a successful completion of the Financing.

The foregoing description of the terms of the Investor Relations Agreement are qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.5 to this Report which is incorporated by reference herein.

Villard Advisory Agreement

On July 16, 2012, the Company entered into an advisory agreement (the “Villard Advisor Agreement”) with Dmitri Villard (the “Advisor”).  The parties agreed that from July 1, 2012 until June 30, 2013, the Advisor would perform advisory services for the Company, as well as being a member of the Company’s board of directors (the “Board”), if elected.  The Advisor will devote, on a non-exclusive basis, the necessary time, energy and efforts to the business of the Company and to use his best efforts and abilities to faithfully and diligently promote the Company’s business interests.  The Company will pay the Advisor $45,000, consisting of: (i) $22,500 of shares of the Company’s Common Stock to be issued equally on a monthly basis throughout the terms of the agreement, and (ii) $22,500 of cash to be paid in monthly payments of $1,875 throughout the terms of the agreement.

The foregoing description of the terms of the Villard Advisor Agreement are qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.6 to this Report which is incorporated by reference herein.

Lee Employment Agreement

On July 16, 2012, the Company entered into an employment agreement (the “Employment Agreement”) with Robert Y. Lee to serve as the Executive Chairman of the Company.  The agreement stipulates that Mr. Lee will work no fewer than twenty (20) hours per week.  In addition, the parties agreed that Mr. Lee shall not engage or participate in any business that is in competition in any manner whatsoever with the business of the Company, or any business which the Company contemplates conducting or intends to conducts.

Pursuant to the terms of the Employment Agreement, the Company will pay Mr. Lee $120,000 annually. In addition, Mr. Lee will receive reimbursement for all reasonable expenses which Lee incurs during the course of performance under the Employment Agreement. In addition to his annual compensation, the Company will pay Mr. Lee a signing bonus of $80,000 to be paid when the Company has available funds, but no later than the completion of the Acquisition. The term of the Employment Agreement is for eighteen months. Mr. Lee can terminate the Employment Agreement after four months with 30 days notice. The Company can terminate the Employment Agreement upon notice to Mr. Lee.

Lee is also currently a Director of the Company.

The foregoing descriptions of the terms of the Employment Agreement are qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.7 to this Report which is incorporated by reference herein.

Grandview Capital Advisory Agreement

On July 16, 2012, the Company entered into an advisory agreement (the “Grandview Advisory Agreement”) with Grandview Capital Partners, Inc. (“Grandview”). Pursuant to the Grandview Advisory Agreement, Grandview Capital will provide the Company primarily with assistance and advice in seeking out a potential merger or acquisition partner or target.

The Company will pay Grandview Capital $10,000 per month for a period of 18 months. In the event that Grandview Capital enters into any transaction involving a sale of the Company or the sale of any substantial or material assets within 36 months of the date of the Grandview Advisory Agreement, Grandview Capital will receive a fee between two (2) to ten (10) percent of the total transaction, depending on the transaction value, as defined in the Grandview Advisory Agreement. Additionally, the Company will pay Grandview Capital a cash success fee of $80,000 upon a consummation of the Financing.

The foregoing description of the terms of the Grandview Advisory Agreement are qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.8 to this Report which is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

The sale and the issuance of the Notes in connection with the Bridge Financing were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The Notes qualified for exemption under Section 4(2) of the Securities Act since the issuance of the Notes by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, the shareholder had the necessary investment intent as required by Section 4(2). Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act for this transaction.

The issuance of the Trig Warrants was exempt from registration, pursuant to Section 4(2) of the Securities Act. The Trig Warrants qualified for exemption under Section 4(2) of the Securities Act since the issuance of the Trig Warrants by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2). This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act for this transaction.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2012, the Board appointed Dimitri Villard as a member of the Board.  Mr. Villard will hold office until the next annual meeting of our shareholders or until removed from office in accordance with the Company’s bylaws.

Dmitri Villard, 67, has been Chairman and Chief Executive Officer of Peer Media Technologies, Inc., an Internet technology business, since February 2009. Peer Media Technologies, Inc. changed its name from ARTISTdirect, Inc. in May 2010. Prior to that, Mr. Villard served as Interim Chief Executive officer since March 6, 2008 and as a director since January 2005.   Mr. Villard has also served as President and a director of Pivotal BioSciences, Inc., a biotechnology company, since September 1998. In addition, since January 1982 to present, he has served as President and director of Byzantine Productions, Inc. Previously, Mr. Villard was a director at the investment banking firm of SG Cowen and affiliated entities, a position he held from January 1997 to July 1999. From 2004 to 2008 Mr. Villard served as Chairman of the Board of Dax Solutions, Inc. (“Dax”), an entertainment industry digital asset management venture. He is also a member of the Executive Committee of the Los Angeles chapter of the Tech Coast Angels, a private venture capital group. Mr. Villard received a B.A. from Harvard University and a Master of Science degree from China International Medical University.

Mr. Villard’s is qualified to serve on our board of directors due to his extensive experience managing public and private companies in a wide variety of industries including medicine, investment banking, entertainment and technology services.

Family Relationships

There are no family relationships between any of the Company’s directors or officers and Mr. Villard.

Related Party Transactions

On July 16, 2012, the Company entered into an Employment Agreement with Robert Y. Lee, a director of the Company, to serve as the Executive Chairman of the Company.  Pursuant to the terms of the Employment Agreement, the Company will pay Mr. Lee $120,000 annually. In addition to his annual compensation, the Company will pay Mr. Lee a signing bonus of $80,000 to be paid when the Company has available funds, but no later than the completion of the Acquisition.

On July 16, 2012, the Company entered into the TRIG Capital Advisory Agreement with TRIG Capital, whose majority shareholder is A.J. Cervantes, the Chief Executive Officer and a director of the Company. Pursuant to the TRIG Capital Advisory Agreement, TRIG Capital will provide the Company with foreign and domestic marketing services, management advice and support regarding operations, administrative services, and assist with business development as required by the Company.  In addition, TRIG Capital will assist management in establishing its franchising operations and assisting in the sale of these franchises. As compensation for such services, the Company granted TRIG Capital a warrant to purchase 1,800,000 shares of Common Stock of the Company.  The Trig Warrant is exercisable until July 16, 2017, with an exercise price of $2.00 per share, or may be exercised on a cashless basis.  In addition to the warrant, the Company will pay TRIG Capital a cash bonus of ten (10) percent of the purchase price of any franchises that TRIG Capital may sell on behalf of the Company after the Acquisition for a period of five (5) years.

On July 16, 2012 the Company entered into the Investor Relations Agreement with Trilogy, whose majority shareholder is A.J. Cervantes, the Chief Executive Officer and a director of the Company. The parties agreed to a twelve month contract, whereby Trilogy would provide the Company with the services to develop and implement a proactive financial communications program designed to increase the investor awareness of the Company in the investment community. In addition, Trilogy will assist the Company in preparing and disseminating investor relations documents, materials, and Company presentations, including press releases, online communications, and the Company’s website. The Company will pay Trilogy $10,000 per month for these services. In addition, the Company paid Trilogy $25,000 as an engagement fee. Additionally, the Company will pay Trilogy $80,000 upon a successful completion of the Financing.

On July 16, 2012, the Company entered into the Grandview Advisory Agreement with Grandview, whose majority shareholder is Peter Goldstein, an affiliate of our Company. Pursuant to the Grandview Advisory Agreement, Grandview Capital will provide the Company primarily with assistance and advice in seeking out a potential merger or acquisition partner or target. The Company will pay Grandview Capital $10,000 per month for a period of 18 months. In the event that Grandview Capital enters into any transaction involving a sale of the Company or the sale of any substantial or material assets within 36 months of the date of the Grandview Advisory Agreement, Grandview Capital will receive a fee between two (2) to ten (10) percent of the total transaction, depending on the transaction value, as defined in the Grandview Advisory Agreement. Additionally, the Company will pay Grandview Capital a cash success fee of $80,000 upon a consummation of the Financing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Note
4.2	Trig Warrant
10.1	Advisory Agreement between Richard M. Cohen Consultants, Inc. and the Company, dated July 16, 2012
10.2	Form of Note Purchase Agreement
10.3	Form of Repurchase Agreement
10.4	Advisory Agreement between TRIG Capital Group, LLC and the Company, dated July 16, 2012.
10.5	Investor Relations Agreement between Trilogy Capital Partners, Inc. and the Company, dated July 16, 2012.
10.6	Advisory Agreement between Dimitri Villard and the Company, dated July 16, 2012
10.7	Employment Agreement between Robert Lee and the Company, dated July 16, 2012
10.8	Advisory Agreement between Grandview Capital Partners, Inc. and the Company, dated July 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIG ACQUISITION 1, INC.

By:	/s/ AJ Cervantes
AJ Cervantes
Chief Executive Officer
Date: July 25, 2012